UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 9, 2005

Curis, Inc.

(Exact name of registrant as specified in charter)

Delaware	000-30347	04-3505116
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

61 Moulton Street, Cambridge, MA	02138
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (617) 503-6500

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

Effective June 9, 2005, the Company entered into a Line of Credit Agreement for the Acquisition of Equipment and Leasehold Improvements (the “Line of Credit Agreement”) with Boston Private Bank & Trust Company (the “Lender”) to finance up to $1,450,000 (the “New Loan”) in purchases of equipment and facility leasehold improvements during the period from June 9, 2005 until December 9, 2005. Under the terms of the Line of Credit Agreement, the Company will request periodic loans for qualifying purchases of equipment and leasehold improvements through December 9, 2005. Until December 9, 2005, the Company will pay interest on any borrowings on a monthly basis in arrears. On December 9, 2005, the Company will convert the then outstanding balance into a 36-month term note that bears interest at either a variable rate (7.0% as of June 9, 2005) or a fixed rate (7.15% as of June 9, 2005) for the repayment period.

The Company previously has entered into a Loan Agreement effective September 23, 2004, as amended on January 7, 2005, with the Lender pursuant to which the Company has previously borrowed $2,250,000 from the Lender (the “Prior Loan”). The New Loan, together with the Prior Loan, is collateralized by all of the Company’s property, plant and equipment assets, except for those that are affixed to the property and those that are purchased after December 9, 2005 under purchase money arrangements with equipment lenders.

To evidence the New Loan, the Company issued to the Lender a Secured Non-Revolving Time Note (the “Note”), dated June 9, 2005 in the principal amount of $1,450,000. The New Loan, together with interest thereon, is secured pursuant to a Security Agreement (Equipment) (the “Security Agreement”) between the Lender and the Company, dated June 9, 2005.

Copies of the Line of Credit Agreement, the Note and the Security Agreement are attached to this Current Report on Form 8-K as Exhibits 10.1, 10.2 and 10.3, respectively, and are incorporated herein by reference as though fully set forth herein. The foregoing summary of the Line of Credit Agreement, the Note and the Security Agreement are qualified in their entirety by the complete text of the copies of such documents filed herewith.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off- Balance Sheet Arrangement of a Registrant.

The information contained above under Item 1.01 is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits.

The Exhibits to this Current Report on Form 8-K are listed in the Exhibit Index attached hereto.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Curis, Inc.

Date: June 15, 2005	By:	/s/ Michael P. Gray
Michael P. Gray
Vice President of Finance and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
10.1	Line of Credit Agreement for the Acquisition of Equipment and Leasehold Improvements, between Curis, Inc. and Boston Private Bank & Trust Company, dated as of June 9, 2005.

10.2	Secured Non-Revolving Time Note, issued by Curis, Inc. to Boston Private Bank & Trust Company, dated June 9, 2005.

10.3	Security Agreement (Equipment), between Curis, Inc. and Boston Private Bank & Trust Company, dated June 9, 2005.